UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		March 26, 2008

Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-9299	39-1566457

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment (the “Amendment”) amends the Current Report on Form 8-K of Joy Global Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “Commission”) on March 4, 2008 (the “Original Filing”) and Form 8-K/A filed with the Commission on March 24, 2008. The Company is filing this Amendment to amend and restate Item 5.02 to disclose the terms of the Company’s compensation arrangements with James H. Tate in connection with his appointment as Chief Financial Officer, and to include this agreement in Item 9.01(d). The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)         On February 29, 2008 (the “Termination Date”), James H. Woodward resigned from his position as Executive Vice President and Chief Financial Officer of the Company. On March 4, 2008, the Board of Directors of the Company appointed James H. Tate as Chief Financial Officer until a permanent replacement is named. A copy of the press release announcing Mr. Woodward’s resignation and Mr. Tate’s expected appointment was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, which was filed with the Commission on March 4, 2008, and was incorporated therein by reference.

(c)          On March 26, 2008, the Company and Mr. Tate entered into a letter agreement specifying his compensation arrangements while serving as Chief Financial Officer of the Company (the “Letter Agreement”). Pursuant to the terms of the Letter Agreement, Mr. Tate will serve as Chief Financial Officer of the Company until a permanent successor is named. During this period, Mr. Tate will receive salary of $21,000 per month, payable semi-monthly. Mr. Tate will also be entitled to reimbursement of reasonable and necessary travel expenses from his home to the Company’s offices. Mr. Tate will not be eligible to receive additional incentive compensation other than in his role as a Director, or any severance compensation, change-in-control payment, or other additional benefits. A copy of the Letter Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference in its entirety.

(e)          On March 18, 2008, the Company entered into a Termination and Release Agreement (the “Agreement”) with Mr. Woodward. The Agreement was filed as Exhibit 10.1 to the Company’s Amended Current Report on Form 8-K/A with the Commission on March 24, 2008, and was incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

10.1        Termination and Release Agreement between the Company and James H. Woodward, dated March 17, 2008 (filed with Amended Current Report on Form 8-K/A filed March 24, 2008).

10.2       Letter Agreement with James H. Tate regarding compensation arrangements in connection with appointment as Chief Financial Officer, reached March 26, 2008.

99.1        Press release dated March 3, 2008 announcing Mr. Woodward’s departure and that Mr. Tate would become acting Chief Financial Officer (filed with Current Report on Form 8-K filed March 4, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: March 31, 2008	By:	/s/ Michael S. Olsen
Michael S. Olsen
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination and Release Agreement between the Company and James H. Woodward, dated March 17, 2008 (filed with Amended Current Report on Form 8-K/A filed March 24, 2008).

10.2	Letter Agreement with James H. Tate regarding compensation arrangements in connection with appointment as Chief Financial Officer, reached March 26, 2008.

99.1	Press release dated March 3, 2008 announcing Mr. Woodward’s departure and that Mr. Tate would become acting Chief Financial Officer (filed with Current Report on Form 8-K filed March 4, 2008).